Exhibit 10.4

ACKNOWLEDGEMENT AND RATIFICATION

ACKNOWLEDGEMENT AND RATIFICATION (this “Acknowledgement”), dated as of November 8, 2005, by and among Avanex Corporation, a Delaware corporation, (the “Company”) and each of the Guarantors (defined below) and as acknowledged and agreed by HBK Investments L.P. as Collateral Agent (the “Agent”).

WHEREAS, pursuant to the terms of the Securities Purchase Agreement, dated as of May 16, 2005 (as may be amended, restated, replaced or otherwise modified from time to time the “Securities Purchase Agreement”), by and among the Company and the investors listed on the Schedule of Buyers attached thereto (individually, an “Investor” and collectively, the “Investors”), the Company has issued certain senior secured convertible notes (each, an “Original Note” and collectively, the “Original Notes”) to each of the Investors. . All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Securities Purchase Agreement.

WHEREAS, each of the undersigned “Guarantors” (each a “Guarantor” and collectively, the “Guarantors”) has executed and delivered to the Agent, the Guaranty (the “Guaranty”) dated May 19, 2005 to guaranty the Guaranteed Obligations (as defined therein) with respect to the obligations of the Company under the Securities Purchase Agreement and the Original Notes;

WHEREAS, to secure the obligations of the Company under the Securities Purchase Agreement and the Notes and to secure the Guaranteed Obligations under the Guaranty, the Company and each Guarantor has previously executed and delivered to the Agent (i) the Security Agreement dated as of May 19, 2005 (the “Security Agreement”), and (ii) the Pledge Agreement dated May 19, 2005 (the “Pledge Agreement”, and together with the Guaranty and the Security Agreement, the “Security Documents”);

WHEREAS, the Company and each Investor has entered into an Amendment Agreement, dated the date hereof (each, an “Amendment Agreement”) amending certain provisions of the Securities Purchase Agreement and other Transaction Documents and providing for the amendment and restatement of such Investor’s Original Notes (the “Amended and Restated Notes”).

WHEREAS, as a condition to the effectiveness of each of the Amendment Agreements, each of the Investors have required that the Company and each Guarantor deliver this Acknowledgement, confirming the effect of such Investor’s Amendment Agreement on the Security Documents.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce each Investor to execute its Amendment Agreement, the Company and each Guarantor agrees for the benefit of the Agent and each of the Investors, as follows:

The Company and each Guarantor hereby: (i) expressly acknowledges the terms of each Investor’s Amendment Agreement; (ii) ratifies and confirms its obligations under each of the Security Documents to which it is a party, (iii) hereby acknowledges and agrees that the Amended and Restated Notes amend and restate the same obligations as were evidenced by the Original Notes and that all references to the “Notes” in the Security Documents to which it is a party shall be deemed to refer to the Amended and Restated Notes (as may be further amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof) and (iv) acknowledges and agrees that each Security Document to which it is a party shall remain in full force and effect.

This Acknowledgement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has duly executed this instrument as of the date first written above.

COMPANY:

AVANEX CORPORATION

By:	/s/ A.A. RILEY
Name:	Tony Riley
Title:	CFO

GUARANTORS: AVANEX U.S.A. CORPORATION

By:	/s/ A.A. RILEY
Name:	Tony Riley
Title:	CFO

AVANEX INTERNATIONAL CORPORATION

By:	/s/ A.A. RILEY
Name:	Tony Riley
Title:	CFO

LAMBDAFLEX, INC.

By:	/s/ A.A. RILEY
Name:	Tony Riley
Title:	CFO

PEARL ACQUISITION CORP.

By:	/s/ A.A. RILEY
Name:	Tony Riley
Title:	CFO

ACKNOWLEDGED AND AGREED:

HBK INVESTMENTS, L.P. as Collateral Agent

By:	/s/ DAVID C. HALEY
Name:	David C. Haley
Title:	Authorized Signatory